                                                                  EXHIBIT 99.3


                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



The following Unaudited Pro Forma Combined Financial Statements give effect to the acquisition of Shorehaven Manor. The Unaudited Pro Forma Combined Financial Statements are based on the assumptions and adjustments described in the accompanying notes and should be read in conjunction therewith and in conjunction with the historical financial statements of ARV Assisted Living, Inc. and subsidiaries ("ARVAL" or the "Company") and the notes thereto included in the Company's report on Form 10-Q as of and for the six month period ended September 30, 1996 and the Company's consolidated financial statements as of and for the year ended March 31, 1996. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or the results of operations of ARVAL had the transaction assumed therein occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1996


                                                    HISTORICAL         HISTORICAL        PRO FORMA             PRO FORMA
                                                      ARVAL           SHOREHAVEN(1)     ADJUSTMENTS(4)          COMBINED
                                                   ------------       -------------     --------------          ------------
REVENUES:
  Assisted living facility revenues                $ 25,479,000       $  2,189,000      $         --          $ 27,668,000
  Services                                            4,322,000                 --                --             4,322,000
  Interest income                                     1,070,000                 --          (470,000)(a)           600,000
  Other income                                        2,192,000                 --                --             2,192,000
                                                   ------------       ------------      ------------          ------------
Total revenue                                        33,063,000          2,189,000          (470,000)           34,782,000

EXPENSES
  Assisted living facility operating expenses        16,395,000          1,141,000                --            17,536,000
  Assisted living facility lease expenses             6,644,000                 --                --             6,644,000
  General and administrative                          7,644,000                 --                --             7,644,000
  Depreciation and amortization                       1,031,000                 --           262,000 (b)         1,293,000
  Interest                                            1,544,000                 --                --             1,544,000
  Other                                                 395,000                 --                --               395,000
                                                   ------------       ------------      ------------          ------------
Total expenses                                       33,653,000          1,141,000           262,000            35,056,000

                                                   ------------       ------------      ------------          ------------
Income (loss) before income tax expense                (590,000)         1,048,000          (732,000)             (274,000)

Income tax expense (benefit)                            375,000            356,000          (249,000)(c)           482,000
                                                   ------------       ------------      ------------          ------------

Net income (loss)                                      (965,000)           692,000          (483,000)             (756,000)
                                                   ============       ============      ============          ============

Preferred dividends declared                       $    351,000                                               $    351,000
                                                   ------------                                               ------------

Net loss available for common shares               $ (1,316,000)                                              $ (1,107,000)
                                                   ============                                               ============

Net loss per common share                          $      (0.21)                                              $      (0.18)
                                                   ============                                               ============

Weighted average common shares outstanding            6,246,000                                                  6,246,000
                                                   ============                                               ============


See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1996



                                                                HISTORICAL         HISTORICAL       PRO FORMA           PRO FORMA
                                                                  ARVAL          SHOREHAVEN(1)    ADJUSTMENTS(4)        COMBINED
                                                               ------------      -------------    --------------        ----------
REVENUE:
  Assisted living facility revenues                            $ 30,031,000      $  1,346,000     $         --        $ 31,377,000
  Services                                                        2,708,000                --               --           2,708,000
  Interest income                                                 1,278,000                --         (235,000)(a}       1,043,000
  Other income                                                      425,000                --               --             425,000
                                                               ------------      ------------     ------------        ------------
Total revenue                                                    34,442,000         1,346,000         (235,000)         35,553,000

EXPENSES
  Assisted living facility operating expenses                    18,802,000           731,000               --          19,533,000
  Assisted living facility lease expenses                         5,615,000                --               --           5,615,000
  General and administrative                                      3,244,000                --               --           3,244,000
  Depreciation and amortization                                   1,571,000                --          131,000 (b)       1,702,000
  Interest                                                        2,653,000                --               --           2,653,000
  Other                                                             795,000                --               --             795,000
                                                               ------------      ------------     ------------        ------------
Total expenses                                                   32,680,000           731,000          131,000          33,542,000
                                                               ------------      ------------     ------------        ------------
Income before income tax expense,
  minority interest and extraordinary item                        1,762,000           615,000         (366,000)          2,011,000

Income tax expense (benefit)                                        659,000           209,000         (124,000)(c)         744,000
                                                               ------------      ------------     ------------        ------------

Income before minority interest and
  extraordinary item                                              1,103,000           406,000         (242,000)          1,267,000

Minority interest in earnings of majority owned partnerships        105,000                --               --             105,000
                                                               ------------      ------------     ------------        ------------

Income before extraordinary item                                    998,000           406,000         (242,000)          1,162,000

Extraordinary item, loss from early extinguishment of debt,
  net of income tax benefit                                        (386,000)               --               --            (386,000)
                                                               ------------      ------------     ------------        ------------

Net income                                                     $    612,000      $    406,000     $   (242,000)       $    776,000
                                                               ============      ============     ============        ============

Net income available for common shares                         $    612,000                                           $    776,000
                                                               ============                                           ============

Net income per common share                                    $       0.07                                           $       0.08
                                                               ============                                           ============

Weighted average common shares outstanding                        9,215,000                                               9,215,000
                                                               ============                                            ============


See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) On September 25, 1996, the Company finalized the acquisition of Shorehaven Manor ("Shorehaven") from Shorehaven Manor Limited Partnership, a Michigan limited partnership. Shorehaven is a 120 unit assisted living facility constructed in 1989 and located in the City of Sterling Heights, Macomb County, Michigan. The purchase price of $9.4 million was paid for with cash on hand.

(2) The Unaudited Pro Forma Combined Balance Sheet at September 30, 1996 is not included as the transaction mentioned in note (1) above is already reflected in the September 30, 1996 consolidated balance sheet.

(3) The Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 1996 and the six months ended September 30, 1996 present the historical operations of the Company and the pro forma operations of the Company as if the acquisition described in note (1) above had occurred at the beginning of each period. The operating results of Shorehaven for the 12 month period ended June 30, 1996 are included in the Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 1996. The operating results for Shorehaven for the six month period ended August 31, 1996 are included in the Unaudited Pro Forma Combined Statements of Operations for the six months ended September 30, 1996. The revenue and net income for the period of March 1, 1996 through June 30, 1996 is $608,000 and $369,000, respectively.

(4) Pro forma adjustments related to the acquisition described in note (1) above are as follows:

         a) To reflect the decrease in interest income due to cash used to fund the acquisition mentioned in note (1) above, based upon the rate of 5% earned on cash equivalents.

         b) To reflect the new depreciation expense associated with the acquisition.

         c)       To reflect the pro forma change in income tax expense
                  (benefit).